                                                                   EXHIBIT 10.17

                                 EXECUTION COPY

                                 AMENDMENT NO. 1

                          Dated as of November 16, 2001

                                       to

                           RECEIVABLES SALE AGREEMENT

                           Dated as of August 10, 2000


                  THIS AMENDMENT NO. 1 dated as of November 16, 2001 ("Amendment") is entered into by and among Jabil Circuit Financial, Inc., a Delaware corporation (the "Buyer"), Jabil Circuit, Inc., a Delaware corporation ("Jabil") and Jabil Circuit of Texas, LP ("Jabil Texas", together with Jabil, each individually, an "Originator" and collectively, the "Originators"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the RSA, as defined below.

                             PRELIMINARY STATEMENTS

         A. The Buyer and the Originators are parties to that certain Receivables Sale Agreement dated as of August 10, 2000 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "RSA").

         B. The parties hereto have agreed to amend the RSA on the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Buyer and the Originators agree as follows:

         SECTION 1. Amendments to the RSA. Effective as of the date hereof, subject to the satisfaction of the conditions precedent set forth in Section 2 below, the RSA is hereby amended as follows:

         1.1 Sections 2.1(i), 2.1(j) and 4.2(d) are each hereby amended to delete the parenthetical "(other than the CISCO Receivables)" contained therein.

         1.2      Section 4.1(b) of the RSA is hereby amended to delete clause
(vi) thereof in its entirety and replace it with the following:

                           "(vi) Jabil Mexico and Jabil Chihuahua. As soon as such Originator becomes aware thereof, notice of any action taken by Jabil Mexico, Jabil Chihuahua or any other Person to assert any claim against any property of Jabil, Jabil Mexico or Jabil Chihuahua in Mexico."



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         1.3      Section 4.1(g) of the RSA is hereby amended to delete the
phrase "and with respect to the CISCO Receivables, other than the Adverse Claim in favor of CISCO Systems, Inc.," contained therein.

         1.4      Section 7.1 of the RSA is hereby amended to delete clause
(xiii) thereof in its entirety and replace it with the following:

                  "(xiii) the operations of Jabil Mexico or Jabil Chihuahua and the enforcement of the Agent's and the Purchaser's rights under either Estoppel Letter; and"

         1.5 Exhibit I of the RSA is hereby amended to delete the definition of "CISCO Receivables" contained therein in its entirety.

         1.6 Exhibit I of the RSA is hereby further amended to add the following definition after the definition of "Jabil" contained therein:

                  " `Jabil Chihuahua' means Jabil Circuit de Chihuahua, S.A. de C.V., a corporation organized under the laws of Mexico as a Sociedad Anonima de Capital Variable."

         1.7 Exhibit I of the RSA is hereby further amended to delete the term "Estoppel Letter" appearing in the definition of "Transaction Documents" contained therein and replace it with the term "Estoppel Letters".

         1.8 Exhibit II of the RSA is hereby amended by to add the following information under the Guadalajara, Mexico information:

                  CHIHUAHUA, MEXICO
                  c/o Jabil Circuit de Chihuahua SA de CV
                  Alejundro Dumas #11341
                  Complejo Industrial Chihuahua
                  Chihuahua, Chihuahua, Mexico CP31109

         1.9 Exhibit III of the RSA is hereby amended to add the following Collection Account information:

                  Collection Bank        Lockbox Address                    Related Collection Account
                  Bank One, NA           P.O. Box 22825                     10-93863 Jabil Circuit Financial,
                                         Chicago, IL  60673-1228            Inc. (Texas)

                  Bank One, NA           P.O. Box 730802                    11-00221 Jabil Circuit Financial,
                                         Chicago, IL  60673-3303            Inc. (Chihuahua)

                  Bank One, NA           P.O. Box 22275                     10-63544 Jabil Circuit Financial,
                                         Chicago, IL  60673-3303            Inc. (Florida)


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         SECTION 2. Conditions Precedent. This Amendment shall become effective as of the date first above written, upon receipt by the Buyer of four (4) copies of this Amendment duly executed by each of the Buyer, Jabil and Jabil Texas and consented to by the Agent.

         SECTION 3. Covenants, Representations and Warranties of the
Originators.

         3.1 Upon the effectiveness of this Amendment, each of the Originators hereby reaffirms all covenants, representations and warranties made by it, to the extent the same are not amended hereby, in the RSA, as amended, and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment.

         3.2 Each of the Originators hereby represents and warrants, (i) that this Amendment constitutes the legal, valid and binding obligation of such Person enforceable against such Person in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity which may limit the availability of equitable remedies and (ii) upon the effectiveness of this Amendment, no Termination Event or Potential Termination Event has occurred or is continuing.

         SECTION 4.  Reference to the Effect on the RSA.

         4.1 Upon the effectiveness of this Amendment, each reference in the RSA to "this Agreement," "hereunder," "hereof," "herein," "hereby" or words of like import shall mean and be a reference to the RSA as amended hereby, and each reference to the RSA in any other document, instrument or agreement executed and/or delivered in connection with the RSA shall mean and be a reference to the RSA as amended hereby.

         4.2 Except as specifically amended hereby, the RSA and the other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

         4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Buyer under the RSA or any of the other Transaction Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

         SECTION 5. Headings. Section headings in the Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment for any other purpose.

         SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK.

         SECTION 7. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.


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         SECTION 8.  Fees and Expenses. Each Originator hereby confirms its agreement to pay on demand all reasonable costs and expenses in connection with the preparation, execution and delivery of this Amendment and any of the other instruments, documents and agreements to be executed and/or delivered in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Buyer.


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         IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                                   JABIL CIRCUIT FINANCIAL, INC.


                                   By:
                                      ---------------------------------
                                   Name:
                                   Title:


                                   JABIL CIRCUIT, INC.


                                   By:
                                      ---------------------------------
                                   Name:
                                   Title:




                                   JABIL CIRCUIT OF TEXAS, LP

                                        By:  Jabil Texas Holdings, LLC,
                                        its sole General Partner

                                           By:  Jabil Circuit, Inc.
                                           its sole Manager and Member



                                   By:
                                      ---------------------------------
                                   Name:
                                   Title:


                       Signature Page to Amendment No. 1


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CONSENTED TO:



BANK ONE, NA  (Main Office Chicago),
as a Financial Institution and as Agent


By:
   ---------------------------------
Name:
     -------------------------------
Title:  Authorized Signatory


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